                                                                   EXHIBIT 4.1

                      [FRONT SIDE OF STOCK CERTIFICATE]


      NUMBER                                            SHARES

V  ______________

                                   VISTEON
INCORPORATED UNDER THE LAWS                           CUSIP 92839U 10 7
OF THE STATE OF DELAWARE      VISTEON CORPORATION
                                                        SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

DATE

THIS CERTIFIES THAT

IS THE OWNER OF

fully paid and non-assessable shares of the Common Stock, $1.00 par value, of Visteon Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                        COUNTERSIGNED AND REGISTERED:
                                        EQUISERVE TRUST COMPANY, N.A.
                                                             TRANSFER AGENT
                                                             AND REGISTRAR
                                        BY

                                                             AUTHORIZED OFFICER


        SECRETARY                          CHAIRMAN OF THE BOARD


                                [CORPORATE SEAL]

                       [REVERSE SIDE OF STOCK CERTIFICATE]

                               VISTEON CORPORATION


     The Corporation will furnish without charge to each stockholder who so requests, the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of Visteon Corporation, Fairlane Plaza North, 290 Town Center Drive, Dearborn, Michigan 48126, or to the Transfer Agent and Registrar named on the face of this certificate.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common                  UNIF GIFT MIN ACT -             Custodian
                                                                    ------------           ------------
                                                                        (Cust)               (Minor)
TEN ENT - as tenants by the entireties                               under Uniform Gifts to Minors
                                                                     Act
                                                                         ---------------------
JT TEN  - as joint tenants with                                                 (State)
          right of survivorship
          and not as tenants in common

Additional abbreviations may also be used though not in the above list.


For Value Received                 hereby sell, assign and transfer unto
                  -----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE


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Shares of the stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                             Attorney, to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
      -----------------------------

                                        ------------------------

        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT SHOULD CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                        ------------------------

SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).